UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 6, 2016

EQUINIX, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31293	77-0487526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Lagoon Drive, Redwood City, California 94065
(Address of Principal Executive Offices) (Zip Code)
(650) 598-6000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.
This Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by Equinix, Inc. (“Equinix”) on December 6, 2016 (the “Initial 8-K”) and the amendment to the Initial 8-K filed on March 7, 2017 (the "Amended 8-K"). In the Amended 8-K, Equinix included the consolidated abbreviated financial statements of the Selected Verizon Data Center Business as Exhibit 99.1, the consolidated financial statements of Telecity Group Limited as Exhibit 99.2 and the unaudited pro forma financial information as Exhibit 99.3. In the Initial 8-K, Equinix announced its entry into a transaction agreement (the “Transaction Agreement”) with Verizon Communications Inc. (“Verizon”), pursuant to which Equinix agreed, subject to the terms and conditions set forth in the Transaction Agreement, to acquire Verizon’s colocation services business consisting of 29 data center buildings, located in the United States, Brazil and Colombia (the “Selected Verizon Data Center Business”) for a cash purchase price of $3.6 billion, subject to certain adjustments described in the Transaction Agreement (the “Transaction”). The Transaction was completed on May 1, 2017.

Item 9.01.	Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired.
The consolidated abbreviated financial statements of the Selected Verizon Data Center Business are attached hereto as Exhibit 99.1 and are incorporated herein by reference.
(b) Pro Forma Financial Statements.
The unaudited pro forma financial information is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
(d) Exhibits

Exhibit No.	Description

99.1
Reviewed statements of assets acquired and liabilities assumed of the Selected Sites of Verizon’s Colocation and Data Center Interconnect Operations as of March 31, 2017 and December 31, 2016 and the related statements of net revenues and direct expenses for the three months in the periods ended March 31, 2017 and 2016.

99.2	Unaudited pro forma condensed combined financial information.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

By:	/s/ Keith D. Taylor
Name:	Keith D. Taylor
Title:	Chief Financial Officer

Date: November 7, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1
Reviewed statements of assets acquired and liabilities assumed of the Selected Sites of Verizon’s Colocation and Data Center Interconnect Operations as of March 31, 2017 and December 31, 2016 and the related statements of net revenues and direct expenses for the three months in the periods ended March 31, 2017 and 2016.

99.2	Unaudited pro forma condensed combined financial information.